                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  MAY 20, 2003

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

 RHODE ISLAND                           05-0318215
 (STATE  OR OTHER JURISDICTION OF       (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)         NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit

99.1     Press Release dated May 20, 2003

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND
        FINANCIAL CONDITION

     In accordance with Securities and Exchange  Commission Release No. 33-8126,
the  following  information,  which is intended to be  furnished  under Item 12,
"Results of Operations  and  Financial  Condition",  is instead being  furnished under Item 9, "Regulation FD Disclosure."  This information  shall not be deemed
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended (the "Exchange  Act"),  or incorporated by reference in any filing under the Securities Act of 1933, as amended,  or the Exchange Act, except as shall be expressly  set forth by specific  reference  in such a filing.

     On May 20,  2003,  Astro-Med,  Inc.  issued  a press  release  in  which it disclosed unaudited financial  information related to first quarter consolidated earnings.  A copy of the press release relating to such announcement,  dated May
20,  2003,  is attached  hereto as Exhibit  99.1 and is  incorporated  herein by reference.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: May 20, 2003                    ASTRO-MED, INC.

                                       /s/ Joseph P. O'Connell

                                      By:  Joseph P. O'Connell
                                           Vice President and Treasurer Chief
                                           Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated May 20, 2003

          Exhibit 99.1 - Press Release
          ----------------------------

--------------------------------------------------------------------------------
                                  PRESS RELEASE
--------------------------------------------------------------------------------

                                 Astro-Med, Inc.
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

Astro-Med Reports Sales and Profit for the First Quarter;
          Directors Declare Regular Cash Dividend

For Immediate Release

Contact:      Albert W. Ondis
              Joseph P. O'Connell                                  May 20, 2003
              Astro-Med, Inc.
              (401) 828-4000

     West Warwick,  RI -- Astro-Med,  Inc.  (NASDAQ:ALOT)  Astro-Med reports net income of $506,000, equal to 12 cents per share, on sales of $13,214,000 for the
First  Quarter  ending  May 3,  2003.  During  the  corresponding  period of the previous  year, the company  reported a net loss of $632,000,  equal to 15 cents per share, on sales of $11,438,000.

     Commenting on the results,  Mr. Albert W. Ondis,  Chief Executive  Officer, stated: "We are very pleased with the Company's sales and profit results for the
First  Quarter of Fiscal  2004.  Incoming  new orders,  including  the  recently announced  Airbus order,  reached a record $15 million in the quarter.  This all time high bodes well for the future, and is a further sign that our new products are being well received in the marketplace.

     "Gross  profit  margins rose  notably in the First  Quarter and, in concert with the Company's  controlled  cost  structure,  generated an operating  profit margin of 3.8%. In addition, our working capital management program continued to yield positive results, as operating cash flow reached $783,000 for the quarter.
We will continue to focus on our strategy of sales growth through aggressive new product development and introduction,  improved  profitability and positive cash flow."

     On May 13, 2003, Directors of Astro-Med declared the regular quarterly cash dividend  of four  cents per share  payable on July 1, 2003 to  shareholders  of record on June 13, 2003.

     The First Quarter  conference call will be held on Wednesday,  May 21, 2003 at 11:00 AM EDT. It will be broadcast  in real time on the Internet  through our website at www.astro-med.com. We invite you to log on and listen in on May 21st, or access the broadcast any time for up to 30 days following the event.

     Astro-Med,  Inc. is a leading  manufacturer of high tech specialty printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                 ASTRO-MED, INC.

                                                                      First Quarter

                                                            May 3, 2003          May 4, 2002
                                                            -----------          -----------
    ------------------------------------------------ ------------------- ---------------------
    Net Sales                                               $13,214,000           $11,438,000
    ------------------------------------------------ ------------------- ---------------------
    ------------------------------------------------ ------------------- ---------------------
    Net Income (Loss)                                         $ 506,000           $ (632,000)
    ------------------------------------------------ ------------------- ---------------------
    ------------------------------------------------ ------------------- ---------------------
    Basic and Diluted Net Income (Loss)  Per Share                $0.12               $(0.15)
    ------------------------------------------------ ------------------- ---------------------
    ------------------------------------------------ ------------------- ---------------------
    Dividends Per Share                                           $0.04                 $0.04
    ------------------------------------------------ ------------------- ---------------------
    ------------------------------------------------ ------------------- ---------------------
    Weighted Average Common Shares
       Outstanding - Basic                                    4,252,800             4,267,400
    ------------------------------------------------ ------------------- ---------------------
    ------------------------------------------------ ------------------- ---------------------
    Weighted Average Common Shares
       Outstanding - Diluted                                  4,255,900             4,267,400
    ------------------------------------------------ ------------------- ---------------------

                              Safe Harbor Statement

     This news release contains forward-looking  statements,  and actual results may vary from those expressed or implied herein. Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2003 annual report and its annual and quarterly filings with the Securities and Exchange Commission.